Exhibit 99.2

February 2017 Investor Presentation MOELIS: Cover/Global – according to the press release the PF company will be called Elexa Technologies. Shouldn’t that be somewhere in the deck – probably the first time we mention the combined entity ? IGNORED HGM : - “high switching costs" to "high customer loyalty" - Fortune 100™ and Fortune 500™ should use the Registered symbol after Fortune - " complete end - to - end" to "industry"

Disclaimer 2 Forward Looking Statements Certain statements included in this communication are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions . These forward - looking statements include statements regarding our industry, future events, the proposed transaction between Quinpario, SourceHOV and Novitex, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts . These statements are based on the current expectations of Quinpario, SourceHOV and Novitex management and are not predictions of actual performance . These statements are subject to a number of risks and uncertainties regarding Quinpario . SourceHOV and Novitex’s respective businesses and the transaction, and actual results may differ materially . These risks and uncertainties include, but are not limited to, changes in the business environment in which SourceHOV and Novitex operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which SourceHOV and Novitex operate ; changes in taxes, governmental laws, and regulations ; competitive product and pricing activity ; difficulties of managing growth profitably ; the loss of one or more members of Quinpario, SourceHOV or Novitex management teams ; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of Quinpario is not obtained ; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Quinpario, SourceHOV and Novitex ; uncertainty as to the long - term value of Quinpario common stock ; the inability to realize the expected amount and timing of cost savings and operating synergies ; those discussed in Quinpario's Annual Report on Form 10 - K for the year ended December 31 , 2015 under the heading "Risk Factors," as updated from time to time by Quinpario’s Quarterly Reports on Form 10 - Q and other documents of Quinpario on file with the Securities and Exchange Commission ("SEC") or in the proxy statement that will be filed with the SEC by Quinpario . There may be additional risks that neither Quinpario, SourceHOV or Novitex presently know or that Quinpario, SourceHOV or Novitex currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements provide Quinpario’s SourceHOV’s and Novitex’s expectations, plans or forecasts of future events and views as of the date of this communication . Quinpario, SourceHOV and Novitex anticipate that subsequent events and developments will cause Quinpario’s SourceHOV’s and Novitex’s assessments to change . However, while Quinpario, SourceHOV and Novitex may elect to update these forward - looking statements at some point in the future, Quinpario, SourceHOV and Novitex specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Quinpario’s, SourceHOV’s and Novitex’s assessments as of any date subsequent to the date of this communication . This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . WILKIE: Please replace the “no offer” “forward looking statements” and “non - gaap financial matters” disclaimers with the ones from the press release. HGM: Replace disclaimer with what is in the Press Release: DONE Please ensure all defined terms in deck are defined in the disclaimer (ex. MergeCo, Business Combination, MegaCenters ): TODO/WIP

Disclaimer 3 Additional Information about the Transaction and Where to Find It In connection with the proposed mergers, Quinpario will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders . Investors and security holders of Quinpario are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Quinpario’s solicitation of proxies for its stockholders’ meeting to be held to approve the mergers because the proxy statement will contain important information about the mergers and the parties to the mergers . The definitive proxy statement will be mailed to stockholders of Quinpario as of a record date to be established for voting on the mergers . Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www . sec . gov or by directing a request to : Quinpario Acquisition Corp . 2 , 12935 N . Forty Drive, Suite 201 , St . Louis, MO 63141 , e - mail : mhzona@quinpario . com . Participants in Solicitation Quinpario and its respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Quinpario stockholders in connection with the proposed mergers . Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Quinpario of directors and officers of Quinpario in Quinpario’s Extension Proxy, which was filed with the SEC on December 30 , 2016 . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quinpario’s stockholders in connection with the proposed mergers will be set forth in the proxy statement for the proposed mergers when available . Information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Quinpario’s and the target companies’ stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available . Non - GAAP Financial Measure and Related Information This communication includes EBITDA - a financial measure that is not prepared in accordance with U . S . generally accepted accounting principles (“GAAP”) . The items excluded from EBITDA are important in understanding EBITDA . EBITDA is defined as net income (loss), before interest expense, income tax benefit (expense), and depreciation and amortization expense . EBITDA should not be considered in isolation of, or as an alternative to, GAAP financial measures . In addition, certain of the financial information of the target companies contained herein is unaudited and does not conform to SEC Regulation S - X and as a result such information may be presented differently in future filings by Quinpario with the SEC . WILKIE: Please replace the “no offer” “forward looking statements” and “non - gaap financial matters” disclaimers with the ones from the press release.

4 Table of Contents Transaction Overview SourceHOV Overview Financial Summary Key Investment Highlights & Combination Rationale Novitex Overview

1 Company Overview Two Leading Business Services Franchises… 2017E Revenue $927 million Pro Forma Client Base 2017E Adj. EBITDA 5 Both SourceHOV and Novitex provide critical business processes SourceHOV Novitex Services / End Market Mix Services Offered Geographic Footprint and Scale $ 600 million Pro Forma $1,528 million $ 254 million $ 93 million $385 million 1 ▪ 3,500 + blue - chip customers, including over 60% of the Fortune 100 ® ▪ Customers include top 5 healthcare payers, 10 of the top 10 U.S. banks, 9 of the top 10 U.S. insurance companies ▪ Provides technology enabled services across multiple industries for high volume, mission critical, data management and transaction processing ▪ Service offerings include claims processing, tax processing, loan origination/servicing, invoice processing, and payment clearing ▪ Provides back - office and outsourcing support services ▪ Services include digital mailroom, office management and mass - production printing ▪ Transaction processing ▪ Document / data processing / managed print ▪ Loss prevention services ▪ Select legal and consulting services ▪ Healthcare industry specific offerings ▪ 125+ delivery centers globally ▪ Customers in 55 countries ▪ 16,000 employees ▪ On - site at 1,400+ client sites across the U.S . ▪ 7,500 employees ▪ On - site at 1,400+ client sites across the U.S. ▪ 125+ delivery centers globally ▪ Customers in 55 countries ▪ Over 23,500 employees Financial Services 65% Healthcare 28% Legal 7% Financial Services 26% Healthcare 11% Legal 14% Tech & Energy 18% Consumer 12% Government 14% Canada 5 % Financial Services 50% Healthcare 22% Legal 10% Tech & Energy 7% Consumer 5% Government 5% Canada 2% Note 1 Includes pro forma impact of estimated low case annual synergies of $37.5 million in 2017E MOELIS: I understand why they collapsed the client base box into 1 but is it accurate as currently written? In other words, do both companies have over 3500 blue chip customers or is that just PF? If PF, maybe just clarify the language MOELIS: can Novitex break down “Canada” into services/end - markets? If not, then disregard IGNORED HGM: Client Base: combined stats should be 10/10 top banks and 9/10 top insurance companies

1 Company Overview Creating a Publicly Traded Best - in - Class, High Free Cash Flow Business Services Platform Strong Industrial Logic ▪ Creates leading Business Services and Fintech platform delivering mission critical, tech - enabled information service offerings to over 3,500+ blue - chip customers , including over 60% of the Fortune 100 ® ▪ Stable core service categories in fintech and multichannel information services: transaction processing, on - site managed - print, loss prevention, legal and consulting ▪ Strong technology and infrastructure base at both firms provide for advanced automated capabilities and the ability to offer clients full - cycle solutions in information intensive industries ▪ Limited overlap in client base improves diversification of customers ▪ MergeCo stock is an attractive currency for future acquisitions Attractive Financial Profile ▪ Best - in - class free cash flow generation and leading margin profile (25 +%), further supported by identifiable synergies and modest leverage (3.5x 1 Net Debt to 2017E EBITDA, Pro Forma for the transaction) ▪ Potential for significant debt pay down ▪ Meaningful reductions in COGS and G&A available in the first 3 – 9 months post - closing ▪ Significant opportunity to increase capacity utilization in mega - centers to improve financial performance with existing assets ▪ Strong management track record of realizing cost savings and improving margins at both standalone businesses Meaningful Upside Opportunity ▪ Significant earnings growth potential through substantial whitespace as companies continue to expand outsourcing ▪ Immediate opportunity to cross - sell SourceHOV breadth of services to Novitex customers and eliminate their need to source services from multiple vendors ▪ Creates highly configurable, end - to - end process solutions with greater range of core competencies and seamless connectivity from a single source provider 6 Combination of SourceHOV, Novitex and QPAC2 will create one of the largest full cycle EIM/TPS providers, with $ 1.5 billion in Pro Forma Revenues and ~$ 385 million ¹ in Pro Forma EBITDA for 2017E Note 1. See Slide 7 KIRK - Page 6 - 3rd bullet in middle box - delete “Product bundling” and start bullet with “Creates.” Bundling not generally problematic, but it can be viewed as anticompetitive to the extent the bundler has a large market share in one of the bundled products and the bundle results in competitive foreclosure. Even then there are good antitrust arguments that support the practice, but why call attention to it when I think you can make the same point without using the word. MOELIS - replace MergeCo with Elexa IGNORED HGM : Eliminate both footnotes, replace with one footnote which reads "See Slide 7"

1 Company Overview Sources & Uses and Pro Forma Capitalization 7 Notes 1. QPAC2 Trust may increase cash in trust up to $350m at the closing of this transaction 2. Based on total pro forma EBITDA of $385M, including pro forma impact of estimated low case annual synergies of $37.5 million in 2017E. Debt financing PF ‘17E EBITDA multiple calculated on the basis of Net Debt 3. Includes estimated balance sheet cash at transaction close Targeted Sources & Uses at Close Targeted Pro Forma Capitalization at Close Pro Forma Ownership (% of Total Equity) SourceHOV Novitex QPAC2 Trust Sponsor Promote 56% 21% 19% 4% Sources ($mm) New Debt Financing $1,347 Cash from QPAC2 Trust / Cash on Balance Sheet (1) 311 Capital Lease & Other - Rollover 53 Novitex Rollover 306 SourceHOV Rollover 806 Total $2,823 Uses ($mm) Refinanced Debt $1,498 Capital Leases & Other 53 Novitex Rollover 306 SourceHOV Rollover 806 Financing & Advisory Fees 90 Cash on Balance Sheet 70 Total $2,823 Debt Financing (incl. Cap Leases & Other) $1,400 49% 3.5x Total Equity $1,479 144.3 51% 3.8x Cash on Balance Sheet (3) (70) Total Net Capitalization $2,809 7.3x Debt and Common Equity Capitalization $ in mm PF '17E EBITDA x (2) # of Shares % of Total Cap

92.5% 89.0% 86.7% 85.4% 84.2% 82.7% 82.3% Novitex Healthcare Processing MergeCo Trxn. Proc. Fin. Services Tech SourceHOV Multi-Shore BPO 9.3% 7.2% 5.1% 4.6% 4.6% 3.9% 3.5% Multi-Shore BPO Healthcare Processing SourceHOV MergeCo Fin. Services Tech Novitex Trxn. Proc. 35.4% 27.1% 25.2% 23.5% 20.2% 15.5% 12.7% Fin. Services Tech SourceHOV MergeCo Trxn. Proc. Multi-Shore BPO Novitex Healthcare Processing Favorable Industry Comparables and an Attractive Valuation Combined Company will compare favorably to its peers across multiple metrics ▪ EBITDA margin and cash flow conversion above the peer median 8 EV / 2017E EBITDA 2017E – 2018E Revenue Growth 2017E EBITDA Margin 2017E Cash Flow Conversion Source: Capital IQ market data as of 2/10/17, Company Projections Note: Transaction Processing & Corporate Services includes: Broadridge Financial Solutions, Computershare, DST Systems, Equiniti , Open Text, R.R . Donnelley & Sons Company and Solium Capital. Financial Services Technology & Processing includes: Black Knight Financial Services, CoreLogic, FIS, First Data, Fiserv and Jack Henry Multi - shore BPO includes: Capita, Cognizant, Conduent, Exlservice , Genpact, Wipro and WNS Healthcare Processing Services includes: AMN, HMS and McKesson Median: 4.6% Median: 9.8x Median: 23.5% Median: 85.4% HGM : Spell out Healthcare in HC Processing and please provide CAP IQ data separately Conform the '17 year formatting in Revenue Growth box to conform with 2017E in other boxes Make grey median bars thinner 11.8x 10.7x 9.8x 8.8x 7.3x Fin. Services Tech Trxn. Proc. Multi-Shore BPO Healthcare Processing MergeCo

9 Table of Contents Transaction Overview SourceHOV Overview Financial Summary Key Investment Highlights & Combination Rationale Novitex Overview

Key Investment Highlights & Combination Rationale Combination will Create One of the Largest Full Cycle EIM and TPS providers Leading BPO Asset ▪ Combination will create one of the largest “ must own ” BPO companies ▪ Leading position in its key service offerings Roster of Diverse, Significant Clients in Non - Cyclical End Markets ▪ Revenue diversification : 250+ customers with over $1 million of sales; top 10 customers account for <20% of revenue ▪ Large, stable end markets ▪ High customer loyalty, typically takes 12 - 18 months to disintermediate an existing contract Broad Portfolio of Tech - Enabled Service Offerings ▪ Automated solutions and proprietary technology across portfolio of service offerings ▪ Highly stable demand in information - intensive industries Strong Leadership with Track Record of Successful M&A ▪ Current, highly successful management teams will continue to lead the company ▪ Demonstrated track record in driving growth and expanded margins 10 Technology and Automation Driving Growth Opportunities ▪ Significant growth opportunity in migrating multichannel to automated solutions ▪ New services in monetizing content through advanced analytics and industry solutions across customers’ information workflow Increased Scale and Global Clout ▪ Greater scale, reliability, range of service offerings, cross - referencing and upside from whitespace coverage ▪ Global leadership with customers in over 55 countries , and more than 23,500 employees Attractive Financial Profile ▪ High margin and free cash flow conversion profile, enabling debt pay - down ▪ Highly visible revenue profile (substantial majority contracted in 2016) with an asset light operational model Significant Cost Synergy Opportunities ▪ Low case cost synergies of $ 37.5 million, mostly due to quick - to - achieve SG&A and other FTE reductions and reduced facility consolidation ▪ Additional cross - selling revenue synergy opportunities (not included in current forecast) Killed fn “ Assumes $350 million of Cash from QPAC2 Trust” KIRK - second bullet on page - change “market share” to “position.” - Third bullet in 5th box - consider changing bullet from talking about “high switching costs ” to instead trumpeting “high customer loyalty” (which can be driven as much by good products/services - which antitrust folks like - as much as costs high switching costs - which can be problematic in some situations (e.g., where foreclosure is a risk). MOELIS synergy bullet 2 – we say not included in “low case”. There are no revenue synergies in the high case either. Maybe say something like “not included in current forecast” HGM - First bullet: "BPOs in the space" to "BPO companies"

11 Table of Contents Transaction Overview SourceHOV Overview Financial Summary Key Investment Highlights & Combination Rationale Novitex Overview

SourceHOV Overview

Company Overview

- SourceHOV provides platform-based, mission-critical global transaction processing solutions (TPS) and enterprise information management (EIM) services
- SourceHOV manages information and document driven business processes and offers solutions and services to fulfil specialized knowledge-based processing and consulting requirements
  - Well-positioned in information-intensive industries that have frequent access and distribution mandates and require specialized processing, data analytics and subject matter expertise
  - Services a variety of industries such as healthcare, banking and financial services, public sector, manufacturing, consumer, retail and legal
  - Services 3,500+ blue-chip customers in 55 countries, including over 60% of the Fortune 100®
- Three business segments: Financial Transaction Services (FTS), Healthcare Solutions & Services and Legal and Loss Prevention Solutions
- 16,000 employees across 125+ strategically located delivery centers in the Americas, EMEA, and APAC, including the U.S., Mexico, Canada, India, China and the Philippines
- Headquartered in Irving, Texas and was formed in April 2011 by the merger of SourceCorp / Lason; further acquired BancTec in November 2014 and TransCentra in September 2016
- Expected to generate $900m of revenue and $224m of Adj. EBITDA in 2016

Geographic presence



125+ delivery centers globally and customers in 55 countries
Delivery Locations
Partner Locations

Revenue by Service[1]



Legal Claims 7%
Healthcare 28%
Financial Transaction Services 65%

Revenue by Region[1]



EMEA 18%
Americas 82%

Headcount by Country[1]



EMEA 8%
Americas 37%
Asia 55%

Note
1. Based on estimated 2016E figures

12

SourceHOV Evolution 13 Transformation to a global multi - industry solution provider started in 2007 with the acquisition of Lason, and adoption of a new strategy: increase automation of people - based services by investing in technology  HGM acquisition of Lason  Technology and people enabled services 2007 - 2008 2011 - 2012  Scale and diversified customer base improved operational leverage  Acquisition of SourceCorp 2013 - 2014  International diversification and expansion of services into banking and payments  Acquisition of BancTec 2015 - 2016  Transformed into a multi - industry solution provider  Acquisition of TransCentra ( $ Million) $168 $162 $153 $159 $600 $625 $949 $864 $940 $900 $17 $22 $30 $31 $93 $116 $158 $189 $204 $ 224 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E Revenue Adj. EBITDA 9,200 10,300 8,800 8,800 14,200 11,800 11,000 15,500 17,600 16,000 $18k/FTE $ 56k/FTE $0 $50,000 $100,000 0 5000 10000 15000 20000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E Headcount Revenue Per Head 1 Note 1. 2015 financials adjusted for FX normalization and excludes discontinued ARM business; also includes certain adjustments to Tr ans Centra EBITDA 13

Select Credentials 14 12 M adjudications annually 68 M payment transactions daily $600 B Invoices processed annually 42,000 branch offices using remote & mobile check deposit 0.2 - 15 Minute SLA 700,000 claims processed daily 1.5 PB electronic data stored on platform 4 M enrollments annually 8,000 providers on PCH platform 99.6% accuracy calculating expected reimbursement 16,000 employees strong 10 B images stored online 142 M insurance documents processed annually $4 B underpayment identified & recovered 30 M claims front - end edits per year 500 M envelopes mailed annually 36 M online users >1 B documents converted annually 830 M OCR auto - classified documents 30 K Revenue integrity contracts under management 1 B documents presented annually 1 T digital interactions per year $7 B distributed for legal claims 100,000 retrievals per minute 900 hospitals rely on SourceHOV 50 M images ingested per month 3 M mobile deposits per month 239 M loan documents processed annually 10 M mobile & web users 5,000 lockboxes managed Additional Digital Services Launched over the Last Several Years

Growth Strategy SourceHOV is well positioned to scale industry solutions and services for large organizations across the globe by leveraging many referenceable clients and installations Strategic focus on large customers for growth through both white space and geographical expansion • Focused account management on top 100 customers (47% of 2016E Revenue) • Scale bundled service offerings through seamless platform connectivity and pricing incentives for add - on services • International expansion within MNC customers from a regional to a global vendor, servicing multiple countries, languages and regional pricing, under global MSA Breadth of Services  Solutions with industry specific features, scalability and references  SourceHOV platforms are integrated with many 3rd party enterprise platforms already in use by its customers  Large customers are transitioning towards bundled outsourcing solutions across the spectrum  Given the large scale of SourceHOV, the Company is very well positioned to continue to capture upside Ease of doing Business  Enterprise customers enjoy single - sign on portal, project management and collaboration platforms across all solutions and services, and real - time reporting  Flexible business model with key focus on ease of doing business Global Account Management  Dedicated account management team for all strategic enterprise customers  Leverage track record and strong relationships with more than half of Fortune 100 ® companies  145+ customers with annual SourceHOV revenue of over $1 million each Why we win: 15

16 Table of Contents Transaction Overview SourceHOV Overview Financial Summary Key Investment Highlights & Combination Rationale Novitex Overview

Novitex Overview

Business Overview

- Novitex is a managed services provider offering leading edge strategic outsourcing solutions and services
- Novitex is positioned uniquely in North America's document outsourcing marketplace, which is segmented into two sectors: Document Logistics and Digital Services
- Novitex has been the top mail management and production provider for the past 30 years, continuing its market position within Document Logistics
- Leveraging Document Logistics' recurring, high cash flow business, Novitex invested in Digital Services, which enabled the Company to become the only provider to connect the full document lifecycle
- As a non-OEM, Novitex is the only provider to be able to provide a fully independent delivery model based on client needs. We can develop solutions leveraging best-in-class technology that can be delivered on-site, off-site at our mega-centers or through our partners
- Novitex has created a cost competitive, high margin contribution business model that requires minimal future capital expenditures, which has enabled the Company to create significant operating leverage and leapfrog the competition
- Expected to generate $544m of revenue and $96m of Adj. EBITDA in 2016

Leading Document Logistics Provider

Top Mailroom manager	**Top** On-site reprographics	**97%** of new business is from existing base
10 year avg. client tenure	**~80%** of revenue is contractual	**34%** of revenue is driven by top 10 accounts

The Integrated Document Life Cycle™



Percent of Total Revenue
1 MULTI-CHANNEL RECEIPT
47%
2 CAPTURE
3%
3 DATA EXTRACTION
5%
4 INTELLIGENT DATA
2%
5 PRODUCTION
43%

Footprint: On-site at 1,400 client locations



17

18 Addressing Client’s Full Document Processing Needs N ovitex offers an end - to - end, technology - based approach to business - critical document and information management services to facilitate improved client productivity HGM - o Please replace graphic with the attached

Significant Investment in Best-in-Class Infrastructure

Novitex invested $100 million in technology and offering capabilities to capitalize on fragmented market and to be the leading single source, multi-solution provider

IT and Infrastructure

- **Cloud Business Systems**:
  - ERP – HR and Procurement
  - ServiceNow – Service Mgt.
  - Office 365 - eMail
  - Host – business intelligence
  - EFI – shop floor management
  - DFWorks / enterprise manager – print / mail production
  - Captiva – capture platform
- **Infrastructure**:
  - IBM SoftLayer cloud
  - VOIP telephony
  - New end-to-end network infrastructure
  - Server refresh with two new datacenters
- **Production Centers:**
  - Two mirror image state-of-the-art tier-three production centers with full disaster recovery capabilities are both 125,000 square feet
  - Full site consolidation program completed
  - Mail and print production with high speed digital equipment
  - Intelligent capture and indexing
  - Managed Print Services call center
  - Legal outsourcing

Strategic Offerings

- **Connect**:
  - End-to-end customer communications management
  - Proprietary technology for regulated industries
- **Managed Print Services**:
  - End-to-end cloud-based SaaS application
  - Break/fix and white-glove services
  - Proprietary consulting and optimization services
- **NoviMetrix:**
  - Cloud-based tracking and business intelligence
  - Key differentiator for facility services
- **Legal Link**:
  - Business services portal for legal industry
  - Support for reprographics, word processing and records management
- **Postal Optimization**:
  - Digital pre-sort
  - Return mail optimization and processing

Opac Quinpario Acquisition Corp. 2

19

20 Client Retention is a Key Strength Novitex boasts a highly diversified blue chip, Fortune 500® client base with low customer concentration Year - over - year Client Retention Statistics (1) TECHNOLOGY & ENERGY LEGAL FINANCIAL SERVICES FEDERAL GOVERNMENT STATES & LOCAL CONSUMER & UNIVERSITY HEALTHCARE CANADA 18% 14% 26% 10% 4% 12% 11% 5% % of Revenue Top Clients as a Percent of Revenue (1) (1) Excludes federal government revenue. Year - over - year Client Retention Statistics (1) Top Clients as a Percent of Revenue (1) MOELIS: can Novitex break down “Canada” into services/end - markets? If not, then disregard IGNORED

21 Table of Contents Transaction Overview SourceHOV Overview Financial Summary Key Investment Highlights & Combination Rationale Novitex Overview

Note 1 Excludes tax - effected average annual cash interest expense of ~$30m - $37m , assuming estimated new debt of $ 1,245m - $ 1,395m ; assumes excess cash used to pay down debt 2 Excludes ~$13m of annualized PF add - backs / combination synergies that do not translate into cash - basis EBITDA in 2017E Note 1 Denotes sum of SourceHOV and Novitex Capex 2 Defined as (EBITDA – Capex) / EBITDA 22 Pro Forma Financial Profile ▪ Pro forma company has stable recurring revenue, a strong pipeline of new business, margin expansion opportunities and excelle nt free cash flow conversion to enable debt pay - down ▪ Refer to the following slide for additional details on combination synergies SourceHOV + Novitex ($ in millions) Pro forma company anticipated to have excellent free cash flow profile, with FCF conversion rates ² consistently above 85% (1) 2015A 2016E 2017P 2018P SourceHOV Revenue 957$ 900$ 927$ 974$ Novitex Revenue 577 544 600 624 Total Revenue 1,534 1,444 1,528 1,598 Growth % (5.9%) 5.8% 4.6% SourceHOV Adj. EBITDA 194 224 254 272 Novitex Adj. EBITDA 94 96 93 99 Plus: Combination Synergies 38 38 38 38 Total Adj. EBITDA 325$ 358$ 385$ 408$ Margin % 21.2% 24.8% 25.2% 25.6% Less: Capex (41) (46) (50) (53) Total Adj. EBITDA - Capex 284$ 312$ 335$ 355$ HGM - FN 1 ” Based on combined SourceHOV and Novitex capex” is really just a sum of the capex of the two companies, please amend footnote accordingly

23 Pro Forma Cost Synergies Combination synergies between SourceHOV and Novitex present low hanging cost reduction opportunities for COGS, G&A and facili ty overlap that can be executed within the first 3 - 9 months (low case) Stream Initiative Low Medium High Consolidation of IT Services and Management Positions (20-30 FTE) 1.6$ 2.0$ 2.4$ Offshoring of Software Development Teams (10-20 FTE) 1.1 1.6 2.2 Consolidation of Implementation and Solution Engineering Teams (10-20 FTE) 1.2 1.4 2.4 Insourcing of 3 rd Party Software 2.0 3.0 4.0 Data Center Consolidations (0-2) – – 6.0 Total 5.9$ 8.0$ 17.0$ Facility Consolidations (4-6) 1.6 2.0 2.4 Facility Consolidation - Facility Admin. Savings 1.4 1.8 2.2 Facility Consolidation - Infrastructure Support 0.6 1.8 2.9 Regional Management Consolidations (20-30 FTE) 3.6 4.5 5.4 Purchase Power Savings (Forms, Telecom, Professional Services, Consumables) 1.5 3.0 5.0 Production Labor Savings – – 15.3 Total 8.7$ 13.1$ 33.2$ Mgmt. Reductions 2.6 3.4 4.2 Finance & Accounting Reductions (30-40 FTE) 4.5 5.3 6.0 Legal Reductions (3-5 FTE) 0.5 0.9 1.7 HR Reductions (10-20 FTE) 1.4 2.8 3.6 ERP, Insurance, Payroll, HR & Professional Services Vendor Consolidations 3.0 4.0 5.0 Total 12.0$ 16.4$ 20.4$ Total Annualized Savings 26.7$ 37.5$ 70.6$ Total Headcount 18.0 23.7 45.3 Total Facility 2.2 3.8 11.3 Total Vendor 6.5 10.0 14.0 Total Annualized Savings 26.7$ 37.5$ 70.6$ IT & Technology Operations Corporate Stream Initiative Low Medium High Consolidation of IT Services and Management Positions (20-30 FTE) 1.6$ 2.0$ 2.4$ Offshoring of Software Development Teams (10-20 FTE) 1.1 1.6 2.2 Consolidation of Implementation and Solution Engineering Teams (10-20 FTE) 1.2 1.4 2.4 Insourcing of 3 rd Party Software 2.0 3.0 4.0 Data Center Consolidations (0-2) – – 6.0 Total 5.9$ 8.0$ 17.0$ Facility Consolidations (4-6) 1.6 2.0 2.4 Facility Consolidation - Facility Admin. Savings 1.4 1.8 2.2 Facility Consolidation - Infrastructure Support 0.6 1.8 2.9 Regional Management Consolidations (20-30 FTE) 3.6 4.5 5.4 Purchase Power Savings (Forms, Telecom, Professional Services, Consumables) 1.5 3.0 5.0 Production Labor Savings – – 15.3 Total 8.7$ 13.1$ 33.2$ Mgmt. Reductions 2.6 3.4 4.2 Finance & Accounting Reductions (30-40 FTE) 4.5 5.3 6.0 Legal Reductions (3-5 FTE) 0.5 0.9 1.7 HR Reductions (10-20 FTE) 1.4 2.8 3.6 ERP, Insurance, Payroll, HR & Professional Services Vendor Consolidations 3.0 4.0 5.0 Total 12.0$ 16.4$ 20.4$ Total Annualized Savings 26.7$ 37.5$ 70.6$ Total Headcount 18.0 23.7 45.3 Total Facility 2.2 3.8 11.3 Total Vendor 6.5 10.0 14.0 Total Annualized Savings 26.7$ 37.5$ 70.6$ IT & Technology Operations Corporate Low $ in millions

1 Company Overview Summary of Revenue Performance 24 HGM to send Overview ▪ As HGM and Apollo, along with management, have worked closely to transform the respective businesses over the last few years, top line trends have stabilized and are positioned for continued improvement Novitex ▪ The core business for Novitex is stable with flat revenues from 2014A – 2016E ▪ The Novitex federal business has experienced headwinds in the last few years, but there is minimal estimated future impact ▪ The business has been placed in run - off for the projection period, and it is not core to Novitex’s future strategy SourceHOV ▪ The FTS business is stable with moderate growth, excluding the impact of currency fluctuations, legacy businesses, and project wind - downs ▪ The healthcare business has experienced strong growth, despite being offset by federal budget constraints on large government contracts ▪ The legacy claims administration business has stabilized at 2016 levels, post wind - down of the mortgage settlement project, a historical decline due to the lack of large class action events and distributions in the recent market

$1,307 $1,331 $1,327 $1,330 $1,401 $334 $203 $132 $114 $126 $1,641 $1,534 $1,459 $1,444 $1,528 2014A 2015A LTM 9/30 2016A 2016E 2017E Core Revenues Federal, Legacy Business, and FX Impact (1) $184 $194 $211 $224 $254 $88 $94 $91 $96 $93 $38 $38 $38 $38 $38 $310 $325 $340 $358 $385 2014A 2015A LTM 9/30 2016A 2016E 2017E SourceHOV Novitex Synergies 25 Core Revenue / EBITDA Trends Pro Forma Revenue Breakdown ($ in millions) Notes 1 Legacy revenues include legal claims administration, workers comp board, and other discontinued business operations 2 EBITDA includes pro forma adjustments Pro Forma EBITDA 2 Breakdown HGM - Should we add "A" after LTM 9/30 in the graphs?